
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant :    |X|
Filed by a Party other than the Registrant    |_|

Check the appropriate box:
  |_|  Preliminary Proxy Statement   |_|  Confidential, For Use of the Commission Only
                                           (as permitted by Rule 14a-6(e)(2))
  |X| Definitive Proxy Statement
  |_| Definitive Additional Materials
  |_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Shore Bancshares, Inc.
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         |X| No fee required.
         |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)      Title of each class of securities to which transaction applies: N/A
         (2)      Aggregate number of securities to which transaction applies: N/A
         (3)      Per unit price or other  underlying value of transaction  computed  pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
         (4)      Proposed maximum aggregate value of transaction:  N/A
         (5)      Total fee paid:  N/A

         |_| Fee paid previously with preliminary materials:  N/A

         |_| Check box if any part of the fee is offset as  provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1)      Amount previously paid:
         (2)      Form, Schedule or Registration Statement no.:
         (3)      Filing Party:
         (4)      Date Filed:


                             SHORE BANCSHARES, INC.
                            109 North Commerce Street
                                   PO Box 400
                           Centreville, Maryland 21617
                                 (410) 758-1600



                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of SHORE BANCSHARES, INC.:

Notice is hereby given that the Annual Meeting of Stockholders of Shore Bancshares, Inc. will be held at The Centreville National Bank of Maryland, 109 North Commerce Street, Centreville, Maryland. The meeting will convene at 6:15 p.m., local time, with a social beginning at 5:30 p.m., local time, on Tuesday, April 18, 2000, for the following purposes:

       1. To re-elect three Class I Directors to Bancshares' Board of Directors to serve until the 2003 Annual Meeting.

       2.  To  ratify  the   appointment  of  Stegman  &  Company as independent
           certified public accountants of Shore Bancshares, Inc. for the fiscal year ending December 31, 2000.

       3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on March 8, 2000 will be entitled to notice of and to vote at the meeting. All stockholders are cordially invited to attend the meeting in person. So that we may make seating arrangements and preparations for the social, we request your cooperation in notifying us of your attendance. Therefore, if you plan to attend the Annual Meeting, please check the appropriate box on your proxy card. If you plan to attend the Annual Meeting but your shares are held in the name of a broker or other nominee, please contact Pamela C. Satchell, Vice President, The Centreville National Bank, PO Box 400, Centreville, Maryland 21617 or call 1-877-758-1600 or 410-758-1600.

A majority of the outstanding shares of Common Stock must be represented at the meeting, either in person or by proxy, in order to transact business. Whether or not you attend the meeting in person, it is important that your shares be represented and voted. You may vote by completing, signing and dating your proxy card, and returning it as soon as possible in the postage-paid envelope. You may change your proxy later or vote in person at the meeting if you wish.

By order of the Board of Directors,



Mary Catherine Quimby
Secretary to the Board of Directors
March 20, 2000

                       [THIS PAGE INTENTIONALLY LEFT BLANK]

                             SHORE BANCSHARES, INC.
                            109 North Commerce Street
                                   PO Box 400
                           Centreville, Maryland 21617
                                 (410) 758-1600

--------------------------------------------------------------------------------



                                 PROXY STATEMENT
                                       FOR
                       2000 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation by Shore Bancshares, Inc. ("Bancshares") of proxies to be voted at the Annual Meeting of Stockholders to be held on April 18, 2000, at 6:15 p.m., local time, with a social beginning at 5:30 p.m., local time, at The Centreville National Bank of Maryland (the "Bank"), 109 North Commerce Street, Centreville, Maryland, and at any adjournment thereof. The expense of preparing, printing, and mailing the proxies and solicitation materials will be borne by Bancshares. In addition to solicitations by mail, Bancshares may solicit proxies in person or by telephone, and arrange for brokerage houses and other custodians, nominees, and fiduciaries to send proxies and proxy material to their principals at the expense of Bancshares. The approximate date on which this proxy statement and attached form of proxy will be mailed to stockholders is March 20, 2000.

Holders of record at the close of business on March 8, 2000 (the "Record Date") of outstanding shares of Bancshares common stock, par value $0.01 per share ("Common Stock") are entitled to notice of and to vote at the meeting. As of March 8, 2000, the number of shares of outstanding Common Stock entitled to vote is 1,913,910 shares. In addition to the number of shares outstanding, options underlying 2,725 shares under the Employee Stock Purchase Plan and options underlying 1,304 shares under the Stock Option Plan were granted and are immediately exercisable subject to certain conditions. Each share of Common Stock is entitled to one vote. There is no cumulative voting. Shares represented by any proxy properly executed and received pursuant to this solicitation will be voted in accordance with the directions of the stockholder; if no direction is given, the proxy will be voted for proposals 1 and 2 and in the discretion of management as to any other matters that may properly come before the meeting.

The proxy may be revoked by a stockholder at any time prior to its use by execution of another proxy bearing a later date, by written notice to any of the persons named in the proxy, at Bancshares' address, or by oral or written statement at the meeting.

Holders of Common Stock will be asked (1) to re-elect three Class I Directors to Bancshares' Board of Directors to serve until the 2003 Annual Meeting; and (2) to ratify the appointment of Stegman & Company as independent certified public accountants of Bancshares and the Bank for the fiscal year ending December 31, 2000.

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

The Bancshares Board is divided into three classes with respect to the time for which the Directors may hold office. Each class is elected in successive years for a three-year term. The term of office for Class I Directors expires at the 2000 Annual Meeting. The following three individuals, each of whom presently serve on the Board and was previously elected by stockholders, have been nominated by the Board for re-election: Thomas K. Helfenbein, Susanne K. Nuttle, and Wm. Maurice Sanger. A brief biographical sketch of each nominee and each continuing director follows.

Each nominee must be elected by a plurality of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the Annual Meeting at which a quorum is present. For purposes of the election of directors, abstentions and broker non-votes do not affect the plurality vote.



Re-election of Class I - Term Expires in 2003
--------------------------------------------------------------------------------

THOMAS K. HELFENBEIN            Bank Director and Bancshares Director Since 1999
Mr. Helfenbein, age 55, is Funeral Director and Partner of Fellows, Helfenbein & Newnam Funeral Homes and is a Principal of Fleegle - Helfenbein Funeral Home, PA. He is also a member of Eastern Shore Genesis LLC and President of F.H. & N. Insurance Agency, a final expense insurance agency.

SUSANNE K. NUTTLE Bank Director Since 1997 and Bancshares Director Since 1998 Mrs. Nuttle, age 67, was President and Director of Kent Savings & Loan Association when the Bank acquired the financial institution on April 1, 1997. Mrs. Nuttle served as Vice President of the Bank from April 1, 1997 until she retired on December 31, 1997.

WM. MAURICE SANGER Bank Director Since 1992 and Bancshares Director Since 1996 Mr. Sanger, age 55, is President of F.W., Inc., T/A Western Auto, a retail business. He is a sales agent for Champion Realty, a real estate company. Mr. Sanger is also President of Cloverbay Development Corporation, a real estate development and residential construction corporation.



   The Board of Directors recommends a vote "FOR" election of these directors.

DIRECTORS CONTINUING IN OFFICE


Class II - Term Expires in 2001
--------------------------------------------------------------------------------

J. ROBERT BARTON Bank Director Since 1981 and Bancshares Director since 1996 Mr. Barton, age 69, was a Senior Vice President of the Bank from 1979 until July 1, 1992 when he was appointed as President. He served as President and CEO from July 1, 1992 until June 30, 1995 when he retired.

PAUL M. BOWMAN       Bank Director since 1997 and Bancshares Director Since 1998
Mr. Bowman, age 52, served as a Director of Kent Savings & Loan Association until the Bank acquired the financial institution on April 1, 1997. He is an attorney in the Law Office of Paul M. Bowman.

DANIEL T. CANNON Bank Director Since 1986 and Bancshares Director Since 1996 Mr. Cannon, age 50, was appointed Comptroller of the Bank in 1978, served as Cashier and Comptroller of the Bank from 1980 until his appointment as Executive Vice President July 1, 1992. He served as Executive Vice President until July 1, 1995 when he was appointed President, his current position. Mr. Cannon also has served as President of Bancshares since 1996.

MARK M. FREESTATE    Bank Director since 1982 and Bancshares Director since 1996
Mr. Freestate, age 47, is the President of W.M. Freestate & Son, Inc., an insurance agency.


Class III - Term Expires in 2002
--------------------------------------------------------------------------------

DAVID C. BRYAN           Bank Director since 1986 and  Bancshares  Director since 1996
Mr. Bryan, age 65, is a member in the Law Offices of Fountain,  Bryan and Ritter
LLC.

B. VANCE CARMEAN, JR.    Bank Director since 1992 and Bancshares Director since 1996
Mr. Carmean, age 59, is President of Carmean Grain, Inc., a grain company.

NEIL R. LECOMPTE         Bank Director since 1995 and Bancshares Director since 1996
Mr. LeCompte,  age 59, is a Certified Public Accountant in the Accounting Office
of Neil R. LeCompte.

JERRY F. PIERSON         Bank Director since 1980 and Bancshares Director since 1996
Mr. Pierson, age 59, is the President of Jerry F. Pierson,  Inc., a plumbing and heating contracting company.


Director Retiring From Office
--------------------------------------------------------------------------------

WALTER E. SCHMIDT        Bank Director since 1987 and Bancshares Director since 1996
Mr.  Schmidt,  who is Vice  President  of  Schmidt  Ventures,  Inc.,  a  farming enterprise,  is  retiring  from the Board when his term  expires at this  year's
Annual Meeting.  Bancshares gratefully acknowledges Mr. Schmidt's thirteen years of service to the Bank  (including  four  years of  service to  Bancshares).  He served as Chairman of the Board from April 18, 1995 until April 21, 1998. He has also  served as  Chairman  of the Audit  Committee  and  Bancshares'  and Bank's
Executive Committees.


                                BOARD COMMITTEES

During 1999, each director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors of the Bank and Bancshares (held during the period for which that person has been Director) and (2) the total number of meetings held by all committees of the Board on which that person served (during the period served).

The full Board of Directors of Bancshares serves as Bancshares nominating committee. Pursuant to Article II, Section 4 of Bancshares' Bylaws, nominations by stockholders may be made by written request to the Chairman of the Board or the President of Bancshares not less than 120 days or more than 180 days prior to the date of the meeting. As described further in Bancshares' Bylaws, the notice must set forth (i) all information relating to such proposed nominee that is required to be disclosed in solicitation in Regulation 14A of the Securities Exchange Act of 1934, as amended (including the nominee's written consent); and
(ii) certain other information provided by the stockholder, including the name and address and the class and number of shares of Banchares' stock that is beneficially owned by the stockholder.

The Board delegates specific functions described below to the four standing committees.

Bancshares Executive Committee: Directs and transacts any business which may properly come before Bancshares Board of Directors, except for such business that the Board only, by law, is authorized to perform. Coordinates activities of Bank's Board Committees to insure timely and efficient execution of goals. The Bancshares Executive Committee also recommends payment of dividends for Board approval. The Committee reviews the By-Laws and Articles of Incorporation of Banchsares and subsidiaries and recommends changes. This Committee may review and approve loan requests in excess of lending officers' authorities

Bancshares Audit Committee: Reviews the audit policy and program and recommends changes to the Board of Directors. Bancshares Audit Committee also recommends the independent certified public accountant to the Board for stockholder approval. The Committee meets with the internal and external auditors and reports to the Board on the findings and oversees the internal control structure of the Bank. The Committee also monitors regulatory compliance and reporting and makes recommendations to the Board to maintain or improve the Bank's performance in that area.

Bank Executive Committee: Directs and transacts any business which may properly come before the Bank's Board of Directors, except for such business that the Board only, by law, is authorized to perform. It reviews and recommends salaries and benefit plans for the executive officers to the Board of Directors. The committee also acts on matters concerning facilities planning and equipment needs, and maintenance of an efficient service delivery system. This Committee may review and approve loan requests in excess of lending officers' authorities.

Bank Asset Liability (ALCO) Committee: The function of the Bank's ALCO Committee is to monitor the Bank's exposure to interest rate risk and review deposit and loan pricing. The Committee reviews and recommends earnings' goals for the Bank's approval. The Committee administers the Investment and Asset Liability Management policies and reviews and recommends policy changes to the Board. This Committee also reviews and approves loan requests in excess of lending officers' authorities, reviews charge-offs and additions to the allowance for loan losses, and reviews the loan policy and other policies pertinent to the loan function. It reviews and recommends salaries and benefit plans for all personnel
(excluding executive officers), the personnel policy, and other personnel questions or problems to the Board of Directors. Carol I. Brownawell, as CFO, serves on the Committee as a non-voting member.


                                COMMITTEE ROSTER

==========================================================================================================
                                                 BANCSHARES                            BANK
                                    ----------------------------------- ----------------------------------
          NAME                        BOARD      EXECUTIVE      AUDIT      BOARD     EXECUTIVE     ALCO
==========================================================================================================

----------------------------------------------------------------------------------------------------------
J. Robert Barton                        X                                    X                       X
----------------------------------------------------------------------------------------------------------
Paul M. Bowman                          X                         X          X                       X
----------------------------------------------------------------------------------------------------------
David C. Bryan                          X                                    X           X
----------------------------------------------------------------------------------------------------------
Daniel T. Cannon                        X            X                       X
----------------------------------------------------------------------------------------------------------
B. Vance Carmean, Jr.                   X*           X*                      X*
----------------------------------------------------------------------------------------------------------
Mark M. Freestate                       X            X            X          X                       X*
----------------------------------------------------------------------------------------------------------
Thomas K. Helfenbein                    X                         X          X           X
----------------------------------------------------------------------------------------------------------
Neil R. LeCompte                        X            X            X*         X                       X
----------------------------------------------------------------------------------------------------------
Susanne K. Nuttle                       X                                    X           X
----------------------------------------------------------------------------------------------------------
Jerry F. Pierson                        X            X                       X           X*
----------------------------------------------------------------------------------------------------------
Wm. Maurice Sanger                      X                         X          X
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
No. of Meetings in 1999                 6           12            6         13          10           10
----------------------------------------------------------------------------------------------------------
* Chairman


                              DIRECTOR COMPENSATION

Non-employee directors receive an annual retainer of $10,000 and $50 for each meeting attended. The Chairman of the Board receives an additional fee of $1,000 and each Committee Chairman receives an additional fee of $500. Directors receive no compensation for attendance at Bancshares meetings.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table reflects the beneficial ownership of Common Stock by directors, executive officers and by stockholders known to management to own beneficially 5% or more Common Stock as of February 25, 2000, and includes all shares of Common Stock that may be acquired by such persons within 60 days of the Record Date. The address of each of the persons named below is the address of Bancshares.


==================================================================================================
                                                          Number of             Percent of
                                                            Shares                 Class
                                                         Beneficially           Beneficially
Title of Class         Name                                Owned (a)               Owned
--------------------------------------------------------------------------------------------------

Par Value $0.01       J. Robert Barton                           13,332  (b)                 0.70
Common Stock          Paul M. Bowman                              3,675  (c)                 0.19
                      David C. Bryan                              6,508  (d)                 0.34
                      Daniel T. Cannon                            3,675  (e)                 0.19
                      B. Vance Carmean, Jr.                      20,100  (f)                 1.05
                      Mark M. Freestate                           5,310  (g)                 0.28
                      Thomas K. Helfenbein                          250  (h)                 0.01
                      Neil R. LeCompte                              750                      0.04
                      Susanne K. Nuttle                             600                      0.03
                      Jerry F. Pierson                            4,603  (i)                 0.24
                      William Maurice Sanger                     13,168  (j)                 0.69

                      All Directors                              71,971                      3.76
                                                                 ======                      ====


                      All Directors and Executive                72,482                      3.79
                      Executive Officerss                        ======                      ====
                      as a Group (12 Persons)
==================================================================================================


FOOTNOTES TO BENEFICIAL OWNERSHIP TABLE:

(a) For each named individual, includes exercisable options to acquire 100 shares. For all directors and executive officers as a group, includes exercisable options to acquire 1,172 shares.

(b)  Includes 13,032 Shares held individually by Louise L. Barton.

(c) Includes 120 Shares held individually by David A. Bowman; 484 Shares held individually by Elaine M. Bowman; 120 Shares held individually by Elaine M. Bowman, as Custodian for Erin Reynolds Bowman; 120 Shares held by Elaine M. Bowman, as Custodian for Jeffrey P. Bowman; 606 Shares held by Paul M. Bowman, Trustee of the Harry Price Phillips Trust; 975 Shares held jointly by Thelma B. Gaines and Paul M. Bowman; 300 Shares held by Paul M. Bowman under an Individual Retirement Account arrangement; and 300 Shares held by Elaine M. Bowman under an Individual Retirement Account arrangement.

(d)  Includes 1,976 Shares held individually by Barbara C. Bryan.

(e)  Includes 1,975 Shares held jointly by Daniel T. Cannon and Sandra F.Cannon.

(f)  Includes 10,000 Shares held individually by Kathleen H. Carmean.

(g) Includes 80 Shares held jointly by Mark M. Freestate and John Stuart Freestate; 80 Shares held jointly by Mark M. Freestate and William M. Freestate, II; and 400 Shares held by W. M. Freestate & Son, Inc.

(h) Includes 115 Shares held jointly by Thomas K. Helfenbein and Barbara A. Helfenbein.

(i)  Includes  1,008  Shares  held  jointly  by  Jerry F.  Pierson and Bonnie K.
     Pierson.

(j) Includes 3,500 Shares held jointly by Wm. Maurice Sanger and Ellen S. Sanger; and 9,568 Shares held jointly by Wm. Maurice Sanger and Ellen S. Sanger.

                           BANK'S BOARD OF DIRECTORS'
                     EXECUTIVE COMPENSATION COMMITTEE REPORT

The fundamental philosophy of the Bank's compensation program is to offer competitive compensation opportunities for all executive officers that are based on both the individual's contribution and company's performance. The compensation paid is designed to attract, retain and reward executive officers who are capable of leading the Bank and Bancshares in achieving its business objectives in an industry characterized by complexity, competitiveness and constant change. The compensation of the Bank's key executives is reviewed and approved annually by the Board of Directors, which acts as the Bank's Compensation Committee. There are no compensated employees of Bancshares.

In its consideration of whether to increase salaries from year to year, and the amounts of increases, the Board of Directors reviews the overall financial performance of the Bank during the past year and the expectations for the current year. Specifically, the Board looks to whether total return on assets is satisfactory and compares total assets and earnings levels with prior years. Special factors that are considered are whether loan delinquencies are consistent with expectations, and whether there have been any significant acquisitions or sales of assets or other extraordinary events. While no specific financial targets are set, the Board will generally recommend increases to executives, including the chief executive officer, if the Bank continues to experience anticipated levels of financial growth.

Salaries are also based on merit, which involves an evaluation by the Board of how ably an executive performed the duties entailed in his or her position. Employees' performances are generally reviewed by management, while executive officers have their performance evaluated by the Board.

All or most executives, including the chief executive officer, receive approximately the same percentage increase in any given year. Similarly, so long as Bank is meeting its budget's expectations, each executive receives a bonus of a percentage of salary, with most executives receiving approximately the same percentage amount. In 1999, most bonuses were in the range of 2%.

The foregoing report has been approved by the Board of Directors.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The full Board serves as Bank's Compensation Committee. Daniel T. Cannon, a member of the Board since Bancshares' formation in 1996, also serves as President of Bancshares and as President and CEO of the Bank. While Mr. Cannon specifically excluded himself from any Board discussion concerning his compensation, he did participate in Board discussions concerning other key executives' compensation. J. Robert Barton and Susanne K. Nuttle, both of whom serve on the Bancshares and Bank Boards, also served as officers of the Bank, until 1995 and 1997, respectively.

                               EXECUTIVE OFFICERS

Daniel T. Cannon, 50, has served as President of Bancshares since its formation in 1996, and as President and CEO of the Bank since July 1995. He served as Executive Vice President from July 1992 until July 1995, and as Cashier and Comptroller of the Bank from 1980 until July 1992, and as Comptroller of the Bank from 1978 until 1980.

Carol I. Brownawell, 35, has served as Treasurer of Bancshares since its formation in 1996, and as Executive Vice President and CFO of the Bank since January 1997, Vice President of Finance from November 1994 until January 1997, Comptroller and Compliance Officer from July 1993 until November 1994, and Finance and Compliance Officer from March 1993 until July 1993.



                             EXECUTIVE COMPENSATION

The following table sets forth the annual compensation for both Bancshares' President and for the Bank's most highly compensated executive officer, whose annual cash compensation exceeded $100,000, in any of the three previous fiscal years.

================================================================================
                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------
                                                ANNUAL
                                             COMPENSATION           OTHER
                                        ----------------------------------------
                      Principal                                    All Other
       Name           Position  Year    Salary       Bonus      Compensation (1)
--------------------------------------------------------------------------------
Daniel T. Cannon     President  1997     $105,000    $4,200         $ 9,828
                     President  1998     $118,077    $3,600          10,951
                     President  1999     $127,500    $2,452*         10,200
--------------------------------------------------------------------------------
NOTES:

(1) Compensation equals amounts contributed by the Bank pursuant to a 401(k) Profit Sharing Pland and Trust that covers substantially all employees. Each year, the Bank contributes a matching contribution equal to 50% of the participant's deferral (up to 6% of the employee's salary) and a discretionary amount determined each year by the Board of Directors. For 1997, $3,276 was the 401(k) match and $6,552 was a 6% discretionary contribution. For 1998, $3,650 was the 401(k) match and $7,301 was a 6% discretionary contribution. For 1999, $3,825 was the 401(k) match and $6,375 was a 5% discretionary contribution.

*    Accrued in 1999, paid in 2000.

================================================================================

                              EMPLOYMENT AGREEMENT

Daniel T. Cannon entered into an employment agreement with Bancshares and the Bank effective January 1, 1999 (the "Employment Agreement") under which Mr. Cannon is employed as President and CEO. The Employment Agreement has a five year term, and is renewable automatically for a second five year term (and subsequent 12 month terms) unless either party provides 90 days advanced notice to the contrary. The Employment Agreement provides that if Mr. Cannon is terminated without cause, Mr. Cannon will continue to receive his salary up to the date of termination of the current term of the Employment Agreement or for

24 months, whichever is longer. If Mr. Cannon's employment is terminated within 12 months of a change in control of Bancshares or the Bank, as defined in the Employment Agreement, Mr. Cannon will receive the product of 2.99 times his base salary, as defined, and the sum of any other "parachute payments," as defined under federal tax law. In addition, Mr. Cannon is entitled to the same severance payment under other circumstances following a change in control, including a change in duties or work location.

                               STOCK OPTION PLANS

The 1998 Stock Option Plan was approved by the Bancshares' Board of Directors and stockholders, and will continue in effect until March 3, 2008, unless earlier terminated. The total number of shares of Common Stock that may be issued under the plan cannot exceed 80,000 shares, as adjusted for stock splits. Unless the Board provides otherwise, no more than 16,000 shares may be granted under the Stock Option Plan in any calendar year. Both incentive stock options and nonqualified stock options may be granted. Options granted under the Stock Option Plan generally expire on the 10th anniversary of the date the option was granted. Twenty-three directors, officers and employees were granted an aggregate of options to purchase 6,520 shares in 1999.

The 1998 Stock Purchase Plan was approved by the Bancshares' Board of Directors and stockholders, and will continue in effect until March 3, 2008, unless earlier terminated. The total number of shares of Common Stock that may be issued under the plan cannot exceed 20,000 shares, as adjusted for stock splits. Unless the Board provides otherwise, no more than 4,000 shares may be granted under the Stock Purchase Plan in any calendar year. The number of options to purchase shares are granted to each employee at an established rate each year which is based on each employee's salary at the time of the grant. The purchase price of the shares under each option granted pursuant to the Stock Purchase Plan is 85% of the fair market value of the stock on the date the option is granted. Each option granted under the Stock Purchase Plan generally expires 27 months from the date the option was granted. Fifty-six employees were granted an aggregate of options to purchase 1,523 shares in 1999.

                        OPTION GRANTS IN LAST FISCAL YEAR


                                                                                             Potential realizable value
                              Individual Grants                                              at assumed annual rates of
                                                                                            stock price appreciation for
                                                                                                     option term
                          Number of       Percent of
                         securities     total options
                         underlying      granted to         Exercise or
                          options         employees         base price
Name                     granted (#)    in fiscal year       ($/Sh.)       Expiration date         5%           10%
----                     -----------    --------------       -------       ---------------         --           ---

Daniel T. Cannon             500          19.66%          $32.00          01-31-2009           $26,062      $41,500
President and CEO

The following table sets forth certain information relating to the number and value of underlying unexercised stock options held by the named executives as of December 31, 1999.

                                 Aggregated 1999 Year End Option Values

                        Number of Securities                    Value of Unexercised
                   Underlying Unexercised Options               In-the-Money Options
                        at Fiscal Year-End                      at Fiscal Year-End ($)

Name               Exercisable    Unexercisable         Exercisable        Unexercisable

Daniel T. Cannon       0              500                 $0.00                $0.00
President and CEO




                                PERFORMANCE GRAPH

The performance graph shown below compares the cumulative total return to Bancshares' stockholders over the most recent 5-year period with both the NASDAQ Composite Index (reflecting overall stock market performance) and the NASDAQ Bank Index (reflecting changes in banking industry stocks). Returns are shown on a total return basis, assuming the reinvestment of dividends based on a $100 investment beginning December 31, 1994.


                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                             SHORE BANCSHARES, INC.,
                            NASDAQ COMPOSITE INDEX &
                                NASDAQ BANK INDEX



                                [GRAPH OMITTED]


                                       1994         1995         1996         1997         1998         1999
                                       ----         ----         ----         ----         ----         ----

Shore Bancshares, Inc.*              $100.00      $106.86      $163.39      $247.39      $379.69      $245.57

NASDAQ Composite Index               $100.00      $139.92      $171.69      $208.83      $291.60      $541.16

NASDAQ Bank Index                    $100.00      $144.81      $182.69      $298.85      $263.68      $242.63

*Restated for 100% Stock Dividend in 1994, a 2 for 1 conversion to Bancshares in 1996 and 100% Stock Dividend

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                  (Proposal 2)

The Board of Directors of Bancshares, upon recommendation of Bancshares' Audit Committee, proposes and recommends the election of Stegman & Company as independent certified public accountants to make an examination of the accounts of Bancshares and the Bank for the year ending December 31, 2000.

Stegman and Company served as Bancshares' and the Bank's independent public auditor for 1999. Representatives of Stegman & Company are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire. They will be available to respond to appropriate questions regarding Bancshares consolidated financial statements for 1999.

   The Board of Directors recommends a vote "FOR" ratifying the selection of Stegman and Company as Bancshares' independent public accountants for 2000.

                                OTHER INFORMATION


Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities and Exchange Act of 1934 and the rules promulgated thereunder, Bancshares' executive officers and directors are required to file with the Securities and Exchange Commission reports of their ownership of Common Stock. Based solely on a review of copies of such reports furnished to Bancshares, or written representations that no reports were required, Bancshares believes that during the fiscal year ended December 31, 1999, all executive officers and directors complied with the Section 16(a) requirements except Director Sanger who filed one late Form 4 regarding one transaction.


Certain Relationships & Related Interests

The Bank, as Bancshares' subsidiary, has had in the past, and expects to have in the future, banking transactions in the ordinary course of business with directors and executive officers on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with other unaffiliated persons and, in the opinion of management, these transactions do not and will not involve more than the normal risk of collectibility or present other unfavorable features.


Financial Statements

A copy of Bancshares' annual report containing audited financial statements for the year ended December 31, 1999, accompanies this Proxy Statement. A copy of Form 10-K, as filed with the Securities and Exchange Commission, may be obtained without charge, upon written request to Pamela C. Satchell, Vice President, The Centreville National Bank, 109 N. Commerce Street, PO Box 400, Centreville, Maryland 21617.

Date For Submission Of Stockholder Proposals

Stockholders' proposals for the 2001 Annual Meeting, pursuant to Rule14a-8 of the Securities Exchange Act of 1934, must be received at Bancshares' principal executive offices not later than November 22, 2000. All other stockholder proposals must be received by Bancshares no later than February 5, 2001.


Annual Meeting Business

As of the date of this proxy statement, management does not know of any other matters that will be brought before the meeting requiring action of the stockholders. However, if any other matters requiring the vote of the stockholders properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with the best judgment of management.

By order of the Board of Directors



Mary Catherine Quimby, Secretary
March 20, 2000

                             SHORE BANCSHARES, INC.
          This Proxy is Solicited on Behalf of the Board of Directors.


The undersigned hereby appoints Royden N. Powell, Jr. and Robert C. Schleiger, or either of them, acting singly or jointly, as proxies, each with full power of substitution, to act and vote for the undersigned at the Annual Meeting of Stockholders to be held on April 18, 2000, or any adjournment thereof.

       This proxy when properly executed will be voted as directed below.
        If no direction is made, it will be voted FOR proposals 1 and 2.


1.       RE-ELECTION OF CLASS I DIRECTORS

         Class I Nominees (to hold office until the 2003 Annual Meeting):
         Thomas K. Helfenbein, Susanne K. Nuttle, Wm. Maurice Sanger

              ____ FOR the Nominees        ____  AGAINST the Nominees

              (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL IN
                   PROPOSAL 1, STRIKE OUT THE NOMINEE'S NAME.)


2. RATIFICATION OF APPOINTMENT OF STEGMAN & COMPANY, P.A. as independent certified public accountants of Shore Bancshares, Inc. for the fiscal year ending December 31, 2000.

                       ____ FOR   ____ AGAINST   ____ ABSTAIN


3. In their discretion, to transact such other business as may properly come before the meeting.

Please sign exactly as name appears below. When shares are held by joint tenants, all should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


____    I / We will attend the Stockholders' Meeting.

____    I / We are unable to attend the Stockholders' Meeting.

                                 Dated: __________________________________, 2000


                                 ---------------------------------------------
                                 Signature


                                 ---------------------------------------------
                                 Signature (if held jointly)


                                 ---------------------------------------------
                                Signature (if held jointly)

               PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.



EDG0228-F600-01.doc